SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 11, 2005
Constellation Brands, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York 14450

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (585) 218-3600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 11, 2005 Constellation Brands, Inc. (“Constellation”) posted on its website materials for presentation to investors, entitled “Constellation Brands Discussion of Vincor’s Directors’ Circular,” a copy of which materials is attached hereto as Exhibit 99.1.
     Also on November 11, 2005, Canadian counsel to Constellation and its wholly-owned subsidiary (the “Bidder”), applied to the Ontario Securities Commission for an order that trading cease in respect of any securities issued or to be issued in connection with the shareholder rights plan (the “Rights Plan”) of Vincor International Inc. (“Vincor”), adopted on September 28, 2005. As previously announced, Constellation, through the Bidder, commenced a cash takeover bid (the “Offer”) on Thursday, October 20, 2005 for all of the outstanding common shares (and associated Poison Pill Rights) of Vincor for CDN $31.00 per share. The Offer is scheduled to expire at 5:00 pm Toronto time on Monday, November 28, 2005.
     Among the reasons stated in the application were that adoption of the Rights Plan is an improper defensive tactic that warrants a cease trade order as it was adopted as a tactical maneuver intended to frustrate the anticipated take-over bid by Constellation and that it was adopted without approval of the shareholders of Vincor. The application also stated that as matters presently stand, Constellation did not intend to extend the Offer in the face of the Rights Plan.
     References to Constellation’s website do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information included in this Current Report on Form 8-K and the exhibit filed herewith is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Shell company transactions

Not applicable

(d)	The following exhibit is furnished as part of this Form 8-K:

Exhibit No.	Description
99.1	Materials for presentation to investors, entitled “Constellation Brands Discussion of Vincor’s Directors’ Circular.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2005	CONSTELLATION BRANDS, INC.

	By:	/s/ Thomas S. Summer

	Name:	Thomas S. Summer
	Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Materials for presentation to investors, entitled “Constellation Brands Discussion of Vincor’s Directors’ Circular.”

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.